                                                                               .
                                                                               .
                                                                               .

                                                                      Exhibit 21

               SUBSIDIARIES OF PEOPLES OHIO FINANCIAL CORPORATION

           Name                                           State of Incorporation
           ----                                           ----------------------
Peoples Savings Bank of Troy                                         Ohio